UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 1, 2015
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 2, 2015, First Citizens BancShares, Inc. ("BancShares") reported that the previously announced merger of its South Carolina bank subsidiary, First Citizens Bank and Trust Company, Inc., Columbia, S.C. ("FCB/SC"), into and with BancShares' North Carolina bank subsidiary, First-Citizens Bank & Trust Company, Raleigh, N.C. ("FCB/NC"), had been completed and became effective on January 1, 2015. FCB/NC is the surviving bank in the merger.

FCB/SC is the former bank subsidiary of First Citizens Bancorporation, Inc. ("Bancorp") and became a separate bank subsidiary of BancShares when Bancorp was merged into BancShares effective on October 1, 2014.

A copy of BancShares' press release announcing the bank merger is attached as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is attached as part of this report.

Exhibit No.	Exhibit Description

99.1	Press Release dated January 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	January 2, 2015	By: /s/ PETER M. BRISTOW
Peter M. Bristow
President